THE EQUITABLE LIFE ASSURANCE SOCIETY
                              OF THE UNITED STATES

                        VARIABLE LIFE INSURANCE POLICIES
                       FUNDED THROUGH SEPARATE ACCOUNT FP

                                     IL COLI
                             INCENTIVE LIFE PLUS(SM)
                                SURVIVORSHIP 2000
                   PROSPECTUS SUPPLEMENT DATED APRIL 10, 1998

This supplement adds and modifies certain information in the prospectuses for the Equitable variable life insurance policies listed above.* Capitalized terms used in this supplement have the same meanings as in the prospectus. You should keep this supplement with your prospectus. We will send you another copy of any prospectus, without charge, on written request.

EXTENDED RIGHT TO EXAMINE THE POLICY IF YOU ARE APPLYING FOR A POLICY IN CONNECTION WITH A "CRUMMEY" TRUST OR CORPORATE OR BUSINESS OWNED LIFE INSURANCE

If your application for one of the policy forms listed above was received by us between FEBRUARY 15, 1998 and JUNE 1, 1998 (inclusive), and if you are adversely affected by the enactment in 1998 of proposed tax law changes described below, we will refund an amount equal to your Policy Account value as of the date we approve your request, less any outstanding policy loan and accrued loan interest, plus the amount of any charges, other than the cost of insurance charge and the cost of any riders, which were deducted from premiums or your Policy Account. Fees and charges deducted by the Trust (and which are reflected in the investment performance of the Trust portfolios) and charges against the Separate Account will also not be refunded.

You may cancel your policy by returning it along with a written request for cancellation to our Administrative Office, if:

(1) you are a corporation or business that has a beneficial interest in your cash value life insurance policy and Federal tax legislation is enacted in 1998 which, on account of such beneficial interest, would disallow or limit a pro rata portion of the non-insurance related interest that a corporation or business otherwise could deduct for Federal income tax purposes; or

(2) you are an irrevocable trust that contains "Crummey" withdrawal rights and Federal tax legislation is enacted in 1998 which would have a material adverse effect on the ability of the creator of the irrevocable trust to make transfers to the trust that qualify for the $10,000 annual exclusion for gifts of present interest under Federal tax law.

In order to be eligible to exercise this Extended Right to Examine, you must have submitted evidence at the time of your application that the Policy is being purchased under one of the above scenarios.

Any election to cancel your policy under these special refund provisions must be made in writing and received in our Administrative Office no later than the earlier of: (1) December 30, 1998 and (2) 30 days after the enactment of the legislation which would cause the respective adverse tax effect. We reserve the right to request additional information supporting the adverse tax effect for which the cancellation and refund are being requested. We also reserve the right to extend this refund program to applications received after June 1, 1998 without prior notice.

This refund offer relates only to the proposed tax law changes that are described above. Other tax law changes that may be adverse to a Policyowner have been, and probably in the future will be, proposed or enacted, as the Prospectus cautions under "Tax Effects -- Tax Changes."

YOUR ABILITY TO EXERCISE THIS EXTENDED RIGHT TO EXAMINE IS SUBJECT TO YOUR STATE'S APPROVAL OF OUR ENDORSEMENT TO YOUR POLICY, AND MAY BE SUBJECT TO STATE VARIATIONS.



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*This  supplement  updates certain  information  contained in the Incentive Life
 Plus Prospectus dated May 1, 1997; the IL COLI supplement thereto dated May 1, 1997; and the Survivorship 2000 Prospectus dated July 21, 1997. This supplement is in addition to the supplement dated February 28, 1998 to each of those prospectuses.

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EVM-123                 THIS SUPPLEMENT SHOULD BE RETAINED FOR FUTURE REFERENCE.
          Copyright 1998 The Equitable Life Assurance Society of the United States. All rights reserved.